SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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AMETEK, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMETEK®

AMETEK, INC.
1100 CASSATT ROAD
BERWYN, PA 19312

Your **Vote** Counts!

AMETEK, INC.

2021 Annual Meeting
Vote by May 5, 2021. For shares held in a
Plan, vote by May 3, 2021 11:59 p.m. Eastern time



D39866-P49112

You invested in AMETEK, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 6, 2021.**

Get informed before you vote

The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.ametek.com/2021proxy and www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

PV

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 6, 2021
11:00 a.m. Eastern time

Virtually
www.virtualshareholdermeeting.com/AME2021

*Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.Voting ItemsBoard RecommendsD39867-P491121. Election of Directors for a term of three yearsNominees:2. Approval, by advisory vote, of the compensation of AMETEK, Inc.’s named executive officers.1a. Tod E. Carpenter3. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2021.1b. Karleen M. ObertonForForForForNOTE: At their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.